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                                                                   Exhibit 10.36

                             SEALY MATTRESS COMPANY
                                SEALY CORPORATION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

           This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 25, 1999 and entered into by and among Sealy Mattress Company, an Ohio corporation ("Company"), Sealy Corporation, a Delaware corporation ("Holdings"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent ("Syndication Agent"), Morgan Guaranty Trust Company of New York, as administrative agent for Lenders ("Administrative Agent"; collectively, Syndication Agent and Administrative Agent are referred to herein as "Agents"), and Bankers Trust Company, as documentation agent for Lenders, and is made with reference to (i) that certain Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "Revolver/Term A Loan Credit Agreement") and (ii) that certain AXEL Credit Agreement dated as of December 18, 1997 (as amended, supplemented or otherwise modified to the date hereof, the "AXEL Credit Agreement"; the AXEL Credit Agreement and the Revolver/Term A Loan Credit Agreement are, collectively, the "Credit Agreements"), in each case by and among Company, Holdings, certain Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Revolver/Term A Loan Credit Agreement or the AXEL Credit Agreement, as applicable, or in subsection 1.1 hereof.

                                    RECITALS

           WHEREAS, Company, Holdings and Lenders desire to amend certain of the terms and provisions of each of the Credit Agreements as set forth below;

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENTS

1.1     Amendments to Section 1:  Definitions
        -------------------------------------

        A. Subsection 1.1 of each of the Credit Agreements is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

           "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of June 25, 1999 by and among Company, Holdings and the Lenders party thereto.

           "Second Amendment Effective Date" has the meaning assigned to that term in the Second Amendment.

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        B. Subsection 1.1 of the Revolver/Term A Loan Credit Agreement is hereby further amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

           "Total Assets" means the total consolidated assets of Company and its Restricted Subsidiaries (as defined in the AXEL Credit Agreement), as set forth on Company's most recent consolidated balance sheet.

        C. Subsection 1.1 of the AXEL Credit Agreement is hereby further amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

           "Total Assets" means the total consolidated assets of Company and its Restricted Subsidiaries, as set forth on Company's most recent consolidated balance sheet.

        D. Subsection 1.1 of the AXEL Credit Agreement is hereby further amended by adding, immediately prior to the comma at the end of clause (x) of the definition of "Permitted Investments", the following parenthetical phrase:

        "(it being understood that changes in value of all such outstanding Investments shall be given effect in calculating Total Assets at the time of the making of any new Investment proposed to be made pursuant to this clause (x), but that changes in value of any Investment which occur subsequent to the making of such Investment cannot result in a breach of this covenant unless a further Investment is made which is purported to be made pursuant to this clause (x) at a time when (A) the sum of (1) the fair market value of all outstanding Investments made pursuant to this clause (x), with such fair market value measured at the time of making of each such outstanding Investment, plus (2) the fair market value, measured at such time, of such further Investment, exceeds (B) 5% of Total Assets, measured at such time and giving effect to all changes in value of all outstanding Investments)"

        E. Subsection 1.1 of the Revolver/Term A Loan Credit Agreement is hereby further amended by deleting the definition of "Consolidated Excess Cash Flow" therefrom and substituting therefor the following:

           "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, (b) the Consolidated Working Capital Adjustment and (c) payments made to Holdings or any of its Subsidiaries as an adjustment to purchase price after the Closing Date under the Recapitalization Agreement, minus (ii) the sum, without duplication, of the amounts for such period (to the extent not financed with the proceeds of related financings) of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such

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        expenditures) plus (or minus, if negative) the Carryforward for such period to be carried forward to the next period less the Carryforward (if any) for the preceding period carried forward to the current period,
        (c) Consolidated Cash Interest Expense, (d) payments made by Holdings and its Subsidiaries as an adjustment to purchase price after the Closing Date under the Recapitalization Agreement, (e) any cash payments made during such period with respect to items set forth on Schedule 1.1(i) annexed hereto, (f) the provision for current taxes based on income of Holdings and its Subsidiaries and payable in cash with respect to such period, including taxes payable in cash within 90 days following the end of such period, (g) non-cash charges added in calculating Consolidated Adjusted EBITDA in a prior period to the extent such non-cash charges are paid in cash in the current period, (h) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, tender payments, fees and expenses paid during such period in connection with the exchange of the Senior Subordinated Notes and the Discount Notes, cash payments made during such period with respect to non-current liabilities and cash payments made during such period with respect to restructuring reserves and expenditures with respect to Permitted Acquisitions, and (i) any cash expenditures made during such period constituting Investments in Subsidiaries or Joint Ventures permitted under subsection 7.3(xxi).

        F. Subsection 1.1 of the AXEL Credit Agreement is hereby further amended by deleting the definition of "Consolidated Excess Cash Flow" therefrom and substituting therefor the following:

           "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) IR Consolidated Adjusted EBITDA, (b) the Consolidated Working Capital Adjustment and (c) payments made to Holdings or any of its Subsidiaries as an adjustment to purchase price after the Closing Date under the Recapitalization Agreement, minus (ii) the sum, without duplication, of the amounts for such period (to the extent not financed with the proceeds of related financings) of (a) voluntary and scheduled repayments of IR Consolidated Total Debt (excluding repayments of the Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures) plus (or minus, if negative), so long as the Revolving Credit Agreement is in effect, the Carryforward (as defined in the Revolving Credit Agreement) for such period to be carried forward to the next period less the Carryforward (if any) for the preceding period carried forward to the current period,
        (c) Consolidated Cash Interest Expense, (d) payments made by Holdings and its Subsidiaries as an adjustment to purchase price after the Closing Date under the Recapitalization Agreement, (e) any cash payments made during such period with respect to items set forth on Schedule
                                                                   --------
        1.1(i) annexed hereto, (f) the provision for current taxes based on
        ------
        income of Holdings and its Subsidiaries and payable in cash with respect to such period, including taxes payable in cash within 90 days following the end of such period, (g) non-cash charges added in calculating IR Consolidated Adjusted EBITDA in a prior period to the extent such

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        non-cash charges are paid in cash in the current period, (h) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, tender payments, fees and expenses paid during such period in connection with the exchange of the Senior Subordinated Notes and the Discount Notes, cash payments made during such period with respect to non-current liabilities and cash payments made during such period with respect to restructuring reserves and expenditures with respect to Permitted Acquisitions, and (i) any cash expenditures made during such period constituting Investments in Subsidiaries or Joint Ventures permitted hereunder pursuant to clause (x) of the definition of Permitted Investments.

1.2     Amendments to Section 2:  Amounts and Terms of Commitments and Loans
        --------------------------------------------------------------------

        A. Subsection 2.4B(iv)(a) of the Revolver/Term A Loan Credit Agreement is hereby amended by deleting the first four sentences therefrom in their entirety and substituting therefor the following:

        "On and after the Second Amendment Effective Date, any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied (1) at Company's option to either Revolving Loans or Tranche A Term Loans; (2) if applied to Tranche A Term Loans, to reduce the scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A
        (x) on a pro rata basis (in accordance with the respective outstanding principal amounts thereof), or (y) in forward order of maturity (provided that any such prepayment may only be applied in forward order of maturity to the extent the scheduled installments of principal against which such prepayments are to be applied are due on or prior to the date which is one year from the date of such prepayment), or (z) in inverse order of maturity, at Company's option, in each case as specified by Company in the applicable notice of prepayment; and (3) if applied to Revolving Loans, first to repay outstanding Revolving Loans which are not Acquisition Loans to the full extent thereof, and second to repay outstanding Acquisition Loans and to reduce the Acquisition Loan Commitments in the amount of such prepayment, so as to minimize the amount of any repayment of the Acquisition Loans and any corresponding reduction of the Acquisition Loan Commitments. On and after the Second Amendment Effective Date, any voluntary reduction of Revolving Loan Commitments pursuant to subsection 2.4B(ii) shall be applied first to reduce the Revolving Loan Commitments, to the extent they exceed the Acquisition Loan Commitments, to the full extent of such excess, and second to reduce the remaining Revolving Loan Commitments (and Acquisition Loan Commitments) in the remaining amount of such reduction, so as to minimize the amount of any reduction of the Acquisition Loan Commitments."

        B. Subsection 2.4B(iv)(a) of the Revolver/Term A Loan Credit Agreement is hereby further amended by deleting the last sentence therefrom in its entirety.

        C. Subsection 2.4B(iii)(a) of the AXEL Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:




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           "(a) Application of Voluntary Prepayments by Type of Loans and Order
                ---------------------------------------------------------------
        of Maturity. On and after the Second Amendment Effective Date, any
        -----------
        voluntary prepayments of the Loans pursuant to subsection 2.4B(i) shall be applied (x) to prepay the AXELs Series B, the AXELs Series C and the AXELs Series D on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and (y) to reduce the scheduled installments of principal of the AXELs Series B, the AXELs Series C and the AXELs Series D set forth in subsections 2.4A(i), 2.4A(ii) and 2.4A(iii) (x) on a pro rata basis (in accordance with the respective outstanding principal amounts thereof), or (y) in forward order of maturity (provided that any such prepayment may only be applied in forward order of maturity to the extent the scheduled installments of principal against which such prepayments are to be applied are due on or prior to the date which is one year from the date of such prepayment), or (z) in inverse order of maturity, at Company's option, as specified by Company in the applicable notice of prepayment); provided, however, that so long as any Tranche A Term Loans are outstanding, any prepayment of the Loans pursuant to subsection 2.4B(i) shall be applied to the repayment of the Tranche A Term Loans and the Loans on a pro rata basis according to the respective outstanding principal amounts thereof."

1.3     Amendment to Section 7:  Negative Covenants
        -------------------------------------------

        A. Subsection 7.3(xxi) of the Revolver/Term A Loan Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

           "(xxi) Company and its Subsidiaries may make and own any Investment having a fair market value, together with the fair market value of all other Investments made pursuant to this subsection 7.3(xxi) that are at that time outstanding, not exceeding 5% of Total Assets at the time of such Investment (with the fair market value of each such Investment being measured at the time made and without giving effect to subsequent changes in value) (it being understood that changes in value of all such outstanding Investments shall be given effect in calculating Total Assets at the time of the making of any new Investment proposed to be made pursuant to this subsection 7.3(xxi), but that changes in value of any Investment which occur subsequent to the making of such Investment cannot result in a breach of this covenant unless a further Investment is made which is purported to be made pursuant to this subsection 7.3(xxi) at a time when (A) the sum of (1) the fair market value of all outstanding Investments made pursuant to this subsection 7.3(xxi), with such fair market value measured at the time of making of each such outstanding Investment, plus (2) the fair market value, measured at such time, of such further Investment, exceeds (B) 5% of Total Assets, measured at such time and giving effect to all changes in value of all outstanding Investments); provided, that Company and its Subsidiaries
        (1) shall be in pro forma compliance with the covenants set forth in subsection 7.6 and (2) concurrently with the making of any such Investment, shall pledge or cause to be pledged to the Collateral Agent as security for the Obligations (x) any capital stock or other equity interests acquired by Company or any of its Subsidiaries as a result of any such Investment, except (in the case of an Investment in a Joint Venture) to the extent such pledge is

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        expressly prohibited under the terms of the documentation relating to such Investment, and (y) any intercompany indebtedness representing loans made by Company or any of its Subsidiaries in connection with any such Investment; provided, however, that nothing in this subsection 7.3(xxi) shall be construed to require, in the case of an Investment in a Subsidiary, that the capital stock of such Subsidiary be pledged to a greater extent than is required under the Collateral Documents."

Section 2. CONSENT OF LENDERS

        The undersigned Lenders hereby consent to execution by Collateral Agent and Company or any of its Subsidiaries of such amendments, supplements or other modifications of the Collateral Documents, and of such additional Collateral Documents, as are reasonably deemed necessary from time to time by Administrative Agent to permit Company and its Subsidiaries to pledge or cause to be pledged to the Collateral Agent as security for the Obligations (i) any capital stock or other equity interests acquired by Company or any of its Subsidiaries as a result of any Investment permitted pursuant to subsection 7.3(xxi) of the Revolver/Term A Loan Credit Agreement, as amended hereby, or
(ii) any intercompany indebtedness representing loans made by Company or any of its Subsidiaries in connection with any such Investment.

Section 3. CONDITIONS TO EFFECTIVENESS

        Anything herein to the contrary notwithstanding, Sections 1 and 2 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

           (i) On or before the Second Amendment Effective Date, each of Company and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

               (a) A certificate of its corporate secretary or an assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Closing Date (or, in lieu thereof, certified copies of any such amendments), (ii) the Resolutions of its Board of Directors delivered on the Closing Date are in full force and effect without modification or amendment, and
           (iii) there have been no changes after the Closing Date in the incumbency of its officers (or, in lieu thereof, a certificate of signatures and incumbency for the officers executing this Amendment and any related documents), together with a good standing certificate with respect to Company from the Secretary of State of the State of Ohio, dated a recent date prior to the Second Amendment Effective Date; and

               (b) This Amendment, executed by Holdings, Company, Requisite Lenders under the Revolver/Term A Loan Credit Agreement and Requisite Lenders under the AXEL Credit Agreement.

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           (ii) So long as Requisite Lenders under the Revolver/Term A Loan
        Credit Agreement and Requisite Lenders under the AXEL Credit Agreement shall have executed this Amendment, Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on June 17, 1999, an amendment fee in an amount equal to .05% of the aggregate Revolving Loan Exposure, Tranche A Term Loan Exposure, AXEL Series B Exposure, AXEL Series C Exposure and AXEL Series D Exposure of such Lender.

           (iii) Company shall have delivered to Administrative Agent for Lenders (with sufficient originally executed copies for each Lender and its counsel) originally executed copies of a written opinion letter of Kirkland & Ellis, special counsel to Company, dated the Closing Date and in form and substance reasonably satisfactory to Administrative Agent and its counsel, regarding certain customary matters.

Section 4. COMPANY'S REPRESENTATIONS AND WARRANTIES

           In order to induce Lenders to enter into this Amendment and to amend the Credit Agreements in the manner provided herein, Company represents and warrants to each Lender under each Credit Agreement that the following statements are true, correct and complete:

        A. Incorporation of Representations and Warranties From Credit Agreements. On and as of the date hereof and the Second Amendment Effective Date, the representations and warranties contained in subsections 5.1A, 5.2A, 5.2B, 5.2C and 5.2D of the Revolver/Term A Loan Credit Agreement and subsections 4.1A, 4.2A, 4.2B, 4.2C and 4.2D of the AXEL Credit Agreement are and will be true, correct and complete with respect to this Amendment and the Credit Agreements as amended by this Amendment (each, as so amended, an "Amended Agreement," and collectively, the "Amended Agreements") as if this Amendment and the Amended Agreements were "Loan Documents" referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 5 of the Revolver/Term A Loan Credit Agreement and Section 4 of the AXEL Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        B. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default under any of the Credit Agreements.




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Section 5. MISCELLANEOUS

        A. Reference to and Effect on the Credit Agreements and the Other Loan Documents.

           (i) On and after the Second Amendment Effective Date, each reference in each of the Revolver/Term A Loan Credit Agreement and the AXEL Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to such Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to such Credit Agreement shall mean and be a reference to the applicable Amended Agreement.

           (ii) Except as specifically amended by this Amendment, each Credit Agreement and the other Loan Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, any Credit Agreement or any of the other Loan Documents relating thereto.

        B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

        C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        D. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Sections 1 and 2 hereof) shall become effective with respect to the Revolver/Term A Loan Credit Agreement and the AXEL Credit Agreement upon (A) the execution of counterparts hereof by (1) Requisite Lenders (as defined in the Revolver/Term A Loan Credit Agreement), (2) Requisite Lenders (as defined in the AXEL Credit Agreement), (3) Company and (4) Holdings, and (B) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                             SEALY MATTRESS COMPANY



                             By:
                                -----------------------------------------------
                                Name:
                                Title:




                             SEALY CORPORATION



                             By:
                                -----------------------------------------------
                                Name:
                                Title:




                                       S-1

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                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             individually and as Syndication Agent



                             By:
                                -----------------------------------------------
                                Name:
                                Title:





                             MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent



                             By:
                                -----------------------------------------------
                                Name:
                                Title:





                             BANKERS TRUST COMPANY, individually
                             and as Documentation Agent



                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             ----------------------------------

                             [NAME OF LENDER]




                             By:
                                -----------------------------------------------
                                Name:
                                Title:




                                       S-3